Exhibit 10.19

SIXTH AMENDMENT TO MASTER LEASE AND

GUARANTY OF MASTER LEASE

THIS SIXTH AMENDMENT TO MASTER LEASE AND GUARANTY OF MASTER LEASE (this “Amendment”) is dated as of February 26, 2021 and is entered into by and among VTR Hillcrest MC Tulsa, LLC, VTR Hillcrest HS Tulsa, LLC, VTR Bailey MC, LLC, VTR Heart Hospital, LLC, VTR Lovelace WH, LLC, VTR Lovelace Westside, LLC, VTR Lovelace Roswell, LLC, VTR Lovelace MC & Rehab, LLC, VTR Hillcrest Claremore, LLC, and VTR Baptist SA, LLC, each a Delaware limited liability company (individually and collectively, “Landlord”); the entities listed on Schedule 1 attached hereto (individually and collectively, “Tenant”); and Ardent Health Partners, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C. (“AHP LLC”), AHP Health Partners, Inc., a Delaware corporation, and Ardent Legacy Holdings, LLC, a Delaware limited liability company (individually and collectively, “Guarantor”).

RECITALS

WHEREAS,

Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015, as amended by that certain First Amendment to Master Lease, dated as of March 6, 2017, that certain Second Amendment to Master Lease and Guaranty of Master Lease dated as of March 13, 2017 (the “Second Amendment”), that certain Third Amendment to Master Lease dated as of February 26, 2018, that certain Forth Amendment to Master Lease and Guaranty of Master Lease dated as of June 28, 2018, and that certain Fifth Amendment to Master Lease and Guaranty of Master Lease dated as of November 30, 2018 (collectively and as amended, the “Master Lease”), pursuant to which, among other things, Landlord leases to Tenant the “Premises” described therein; and

WHEREAS,

pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, the “Guaranty”), Guarantor, among other things, guaranteed to Landlord the performance by Tenant of its obligations under the Master Lease; and

WHEREAS,

in anticipation of a potential initial public offering, AHP LLC determined to reorganize certain of the Guarantors to create operational and tax efficiencies while ensuring no substantive change to the support provided by the Guaranty; and

WHEREAS,

toward that end, (i) effective June 28, 2018, Ardent Legacy Holdings, LLC (“Ardent Legacy Holdings”), a Guarantor, and Ardent Legacy Acquisitions, Inc. (“Ardent Legacy Acquisitions”), merged, in a transaction whereby Ardent Legacy Holdings was the surviving company and Ardent Legacy Acquisitions ceased to exist, including as a corporation; and (ii) effective December 31, 2018, Ardent Legacy Holdings and AHS Legacy Operations, LLC (“AHS Legacy Operations”), a Guarantor, merged, in a transaction whereby Ardent Legacy Holdings was the surviving company and AHS Legacy Operations ceased to exist (all of the transactions described in this clause, collectively, the “Merger Transactions”); and

WHEREAS,

Tenant and Guarantor, to clarify their books and records, now request Landlord’s written consent to the Merger Transactions, effective as of the respective dates thereof, and to agree to amend the Master Lease and the Guaranty in consideration of the Merger Transactions, all as set forth herein; and

WHEREAS,	in accordance with the terms and conditions set forth in this Amendment, Landlord is willing to grant such consents and to agree to such amendments; and

WHEREAS,

in connection herewith: (i) each Tenant has agreed to reaffirm to Landlord its respective obligations under the Master Lease, as amended hereby, and (ii) each Guarantor has agreed to reaffirm to Landlord its respective obligations under the Guaranty, as amended hereby and notwithstanding the modification of the Master Lease and Guaranty set forth in this Amendment; and

WHEREAS,	initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Master Lease.

AGREEMENT

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof, the parties hereto agree as follows:

1.	Landlord’s Consent.

(a)

Consent. Notwithstanding anything to the contrary set forth in the Master Lease, the Guaranty or any other document entered in connection therewith, Landlord hereby consents to the Merger Transactions, effective as of the date of each respective Merger Transaction.

(b)

No Waiver. Landlord’s consent to the Merger Transactions does not constitute and shall not be deemed or asserted to constitute either an express or implied waiver by Landlord of any other consent rights Landlord previously had, may now have, or may in the future have (i) under the Master Lease, including pursuant to Section 11.1 of the Master Lease or (ii) under the Guaranty, including pursuant to Section 9.4 of the Guaranty.

2.	Modifications to Master Lease and Guaranty. The definition of Guarantor in the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Guarantor” shall mean, individually and collectively, Ardent Health Partners, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C., AHP Health Partners, Inc., a Delaware corporation, and Ardent Legacy Holdings, LLC, a Delaware limited liability company.

3.	Acknowledgment and Reaffirmation of Obligations.

(a)

Tenant. Notwithstanding the amendments to the Master Lease and Guaranty contained herein, each Tenant hereby acknowledges and reaffirms its respective obligations and representations and warranties under the Master Lease and all other agreements, documents and instruments it has executed in connection therewith, in each case after giving effect to this Amendment.

(b)

Guarantor. Notwithstanding the amendments to the Master Lease and Guaranty contained herein, each Guarantor hereby (i) acknowledges and reaffirms its respective obligations and representations and warranties under the Guaranty and all other agreements, documents and instruments it has executed in connection therewith, in each case after giving effect to this Amendment and (ii) agrees that any reference made in the Guaranty to the Master Lease or any terms or conditions contained therein shall mean the Master Lease or such terms or conditions as modified by this Amendment.

(c)

Landlord. Notwithstanding the amendments to the Master Lease and Guaranty contained herein, each Landlord hereby acknowledges and reaffirms its respective obligations under the Master Lease and all other agreements, documents and instruments it has executed in connection therewith.

4.	Additional Provisions.

(a)

No Course of Dealing. Nothing herein shall constitute a course of dealing or be inferred or construed as constituting an express or implied requirement or understanding by any of Landlord, Tenant or Guarantor to enter into any future agreement of any sort with respect to the Master Lease, the Guaranty, or any other agreement, document or instrument executed in connection herewith or therewith.

(b)

No Duty to Inform. Although Guarantor has been informed of the amendments to the Master Lease set forth herein and has acknowledged and agreed to such matters as set forth herein, Guarantor understands that: (i) neither Landlord nor any other beneficiary of the Guaranty had any obligation to inform any Guarantor of such amendments; (ii) neither Landlord nor any such beneficiary has any duty or obligation to either inform any Guarantor of amendments to the Master Lease in the future or to seek any Guarantor’s acknowledgement or agreement to any such amendments in the future; and (iii) nothing herein creates any such duty or obligation.

(c)

No Discharges or Impairments. Except as and only to the extent expressly set forth herein: (i) nothing herein shall be deemed to release or discharge Landlord, Tenant or any Guarantor from any obligations or liabilities under the Master Lease, the Guaranty, or any other agreement, document or instrument executed in connection herewith or therewith; and (ii) nothing herein shall affect or impair any rights, remedies or powers which Landlord may have under the Master Lease.

(d)

Effect of Amendment. Except as specifically amended hereby, the terms and conditions of the Master Lease, on the one hand, and the Guaranty, on the other hand, shall remain unmodified and in full force and effect. In addition, the parties agree that in the event of any inconsistencies between the terms and conditions of this Amendment, on the one hand, and the Master Lease and Guaranty, on the other hand, the terms and conditions of this Amendment shall control, govern and prevail.

(e)

Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. The headings used herein are for convenience only and shall not be used in construing meaning. Whenever the words “include,” “includes” or “including” are used in this Amendment, they shall be interpreted as if the phrase “without limitation” immediately followed.

(f)	Incorporation of Recitals. The Recitals hereto are hereby incorporated herein by reference.

(g)	Governing Law. Section 17.10 of the Master Lease is hereby incorporated by reference.

(h)

Counterparts. This Amendment may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

(i)

Electronic Signatures. This Amendment may be executed by electronic signature (including DocuSign) and may be delivered by electronic mail (including portable document format (.pdf)). An electronic copy of this Amendment reflecting the electronic signature of a party constitutes an enforceable original document against such party and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person by such party. No party hereto shall raise the use of electronic signature technology to execute this Amendment or the use of electronic mail to deliver a counterpart hereof as a defense to the validity or enforceability of this Amendment.

(j)

Further Assurances. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further agreements, documents and instruments as may be necessary or proper, in the reasonable opinion of the requesting party, in order to cany out the intent and purpose of this Amendment.

(k)

Entire Agreement. This Amendment contains the entire agreement between the parties as to the subject matter hereof. Any oral agreements, representations, statements or understandings relating to the subject matter hereof shall be of no force or effect.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TENANT:

AHS HILLCREST MEDICAL CENTER, LLC,
AHS SOUTHCREST HOSPITAL, LLC,
AHS TULSA HOLDINGS LLC,
RV PROPERTIES, LLC,
AHS OKLAHOMA PHYSICIAN GROUP, LLC,
BAILEY MEDICAL CENTER, LLC,
AHS CLAREMORE REGIONAL HOSPITAL, LLC,
each, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

LOVELACE HEALTH SYSTEM, INC.,
a New Mexico corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

SOUTHWEST MEDICAL ASSOCIATES, LLC,
a New Mexico limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

BSA HOSPITAL, LLC,
a Texas limited liability company

By:	/s/ James E. Mendelson
Name:	James E. Mendelson
Title:	Authorized Signatory

GUARANTOR:

ARDENT HEALTH PARTNERS, LLC,
a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

ARDENT LEGACY HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

AHP HEALTH PARTNERS, INC.,
a Delaware corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

LANDLORD:

VTR HILLCREST MC TULSA, LLC,
VTR HILLCREST HS TULSA, LLC,
VTR BAILEY MC, LLC,
VTR HEART HOSPITAL, LLC,
VTR LOVELACE WH, LLC,
VTR LOVELACE WESTSIDE, LLC,
VTR LOVELACE ROSWELL, LLC,
VTR LOVELACE MC & REHAB, LLC,
VTR HILLCREST CLAREMORE, LLC,
VTR BAPTIST SA, LLC,
each, a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary